SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 16, 2008

Date of Report (Date of earliest event reported)

OCTILLION CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-127953

(Commission File Number)

59-3509694

(I.R.S. Employer Identification No.)

1050 Connecticut Avenue, NW Washington, DC 20036

(Address of principal executive offices)

(800) 213-0689

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

On December 16, 2008, Octillion Corp. issued a news release to announce the Company’s filing of its initial set of patents with the United States Patent and Trademark Office, and is building an intellectual property portfolio related to the development of first-generation devices capable of generating electricity by harvesting wasted energy from vehicles in motion. This news release, dated December 16, 2008 is attached as Exhibit 99.1 to this Form 8-K.

SECTION 8.  Other Events

Item 8.01 Other Events.

On December 16, 2008, Octillion Corp. issued a news release to announce the Company’s filing of its initial set of patents with the United States Patent and Trademark Office, and is building an intellectual property portfolio related to the development of first-generation devices capable of generating electricity by harvesting wasted energy from vehicles in motion. This news release, dated December 16, 2008 is attached as Exhibit 99.1 to this Form 8-K.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibit is furnished as part of this report:

Exhibit 99.1 – Press release dated December 16, 2008

    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCTILLION CORP.

/s/ Meetesh Patel

    Meetesh Patel

President and CEO

Date: December 16, 2008

 EXHIBIT 99.1

Octillion Builds Intellectual Property Portfolio for Generating Electricity Using Wasted Energy from Moving Vehicles

Octillion files brand new patents after accelerating engineering efforts; Company on track as early commercial player for harvesting wasted kinetic energy to generate electricity.

Washington, DC – December 16, 2008 – Octillion Corp. (Symbol: OCTL), a next-generation alternative and renewable energy technology developer, today announced that the Company has filed its initial set of patents with the United States Patent and Trademark Office, and is building an intellectual property portfolio related to the development of first-generation devices capable of generating electricity by harvesting wasted energy from vehicles in motion.

“Octillion’s timely development of intellectual property is an important step forward in advancing our transformational energy harvesting technologies towards prototyping, and ultimately, along the commercialization path,” explained Meetesh V. Patel, Esq., President and CEO of Octillion Corp.  “I’m hopeful that our intellectual property portfolio will not only protect Octillion’s future commercial rights as inventor-developer of these technologies, but will further cement our position as an early inventor, innovator, and commercial player in using wasted energy to generate electricity.”

Octillion’s engineering teams have designed specific systems and patent-pending technologies to enable the successful capture of such wasted energy of vehicles in motion for converting it into electricity.

In particular, engineers have developed patent-pending technologies directed to systems, devices, and methods for harvesting energy from vehicles traveling along a traffic-way to generate useable electricity.  The design anticipates highly efficient systems, able to continuously adapt to the characteristics of each vehicle in order to optimize the amount of energy captured from the vehicle, while concurrently minimizing or avoiding potentially undesirable effects on safety, comfort of vehicle occupants, and the stability of cargo.

Additionally, the systems take into account numerous vehicle design and vehicle behavior factors, such as variations in the size, speed, acceleration, axle configuration, or lane position of each vehicle, as well as considering whether a vehicle is slowing, stopping, or passing through the energy capture system.

Among key features of Octillion’s newly-unveiled, patent-pending energy capture systems, is the important ability to adaptively monitor or regulate the speed or acceleration (or deceleration) of vehicles traveling along the traffic-way.  The systems are designed to be highly efficient, reliable, and resistant to damage from vehicles, road debris, or weather, as well as easily manufactured and practical.

“Our progress to-date is a direct result of combining out-of-the-box creative design with practical engineering.  I look forward to aggressively leveraging the unique talent of our engineering groups as we move towards commercialization of this special technology for generating electricity in a brand new way,” concluded Mr. Patel.

Engineers envision that wasted kinetic energy from the movement of an estimated 6,000,000 trucks and 250,000,000 cars on America’s roadways could serve as a potentially viable source for generating valuable electricity, the fastest growing form of end-use energy in the world.

Analysts estimate that by 2030 the demand for electricity will increase in the United States by 50%, in China by 400% and in India by 600%.

About Octillion Corp.

Octillion Corp., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies.

Among our activities is the development of new technologies which can: (1) Harness the kinetic energy of vehicles to generate electricity; and (2) Adapt home and office glass windows, skylights, and building facades into products capable of generating electricity from solar energy without losing significant transparency or requiring major changes in manufacturing infrastructure.

For additional information, please visit: www.octillioncorp.com

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although Octillion Corp. (the “Company” or “Octillion”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that Octillion will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.